Exhibit 99.2

 FY 2023 Third Quarter and YTD Financial Results  August 3, 2023  August 2023   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2023 and 2024 long term growth targets and range, long term annual growth projections and targets, Capital Plan expectations for FY 2023 and 2024, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, the Monmouth County Reclamation Center, potential CEV capital projects, announced charitable endowment, project pipeline (under construction, contract or exclusivity) through Fiscal 2027, total expected shareholder return projections, dividend growth, CEV revenue and service projections, SREC Hedging strategies and Asset Management Agreements, the outcome and timing of future Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, environmental social and governance efforts, outcome of the Inflation Reduction Act, rising interest rates and ITCs, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents  FY 2023 Third Quarter and YTD  3  Agenda  4  Fiscal 2023 Third Quarter and Year-to-Date Summary  5  Re-Affirming Fiscal 2023 NFEPS Guidance of $2.62 to $2.72  6  New Jersey Natural Gas  7  Clean Energy Ventures (CEV)  8  Financial Review  9  Review of Fiscal 2023 Q3 and YTD NFE Changes  10  Capital Plan  11  Projected Cash Flows  12  Investment Grade Profile  13  Aligned with New Jersey’s Clean Energy Policy Landscape   14  Key Takeaways: Fiscal 2023 Year-to-Date  Appendix: Financial Statements and Additional Information – 15  16  Reconciliation of NFE and NFEPS to Net Income  17  Other Reconciliation of Non-GAAP Measures  18  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  19  Fiscal 2023 Third Quarter and YTD NFE by Business Unit  20  Clean Energy Ventures - SREC Hedging Strategy  21  Capital Plan Table  22  Dividend Growth: Committed to Building Shareholder Value  23  Debt Maturities  24  Total Expected Shareholder Return  25  Environmental, Social and Governance Efforts  26  Shareholder and Contact Information

 1  Third Quarter FY 2023 HighlightsSteve Westhoven | President and CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  FY 2023 Third QuarterConference Call Agenda  3

 Fiscal 2023 Third Quarter and Year-to-Date Summary  Consistent Performance Throughout All Business Units  A reconciliation from NFE to net income can be found in the Appendix.  Third Quarter NFEPS1  YTD NFEPS  NJNG  Strong new customer growth  Named one of Cogent Syndicated 2023 Most   “Trusted Utility Brands”  CEV  Increased capacity by ~75MW in fiscal 2023 through July (a record for CEV in any FY)  Project pipeline of ~757MW through Fiscal 2027  S&T  Significant year-over-year revenue growth and NFEPS contribution in line with expectations  Energy  Services  Continued contribution from AMA  Solid performance from long-option strategy during the quarter

 Fiscal 2023 NFEPS Guidance of $2.62 to $2.72 Re-Affirmed  Net Financial Earnings per Share  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021   7-9% LONG-TERM ANNUAL GROWTH1  Fiscal 2023 NFEPS Guidance by Segment  Guidance Raised by $0.20 in Q1 FY2023; Represents 8.1% Increase from Midpoint of FY 2023 Initial Guidance Range  FY2024 EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  15.3% NFEPS CAGR THROUGH FY2023E  YTD 2023  NFEPS  $2.40  (unchanged from prior conference call)

 New Jersey Natural Gas  Strong Trend of Favorable Customer Growth  ~$315M  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations  Facilities included in “Other”   ~40% of capital expenditures earning a near real-time return  NJNG Customers (in thousands)  Added 5,892 new customers YTD in fiscal 2023 compared to 5,274 in YTD fiscal 2022  Timing of Next Rate Case  Filing Expected in Fiscal 2024  YTD Fiscal 2023 Capital Expenditures1  The SAVEGREEN Project®, received the 2023 ENERGY STAR Partner of the Year Award from the U.S. Environmental Protection Agency (EPA) and the U.S. Department of Energy (DOE).

 Clean Energy Ventures (CEV)  CEV owns and operates solar projects with approximately 462MW of capacity  Total  ~1.2 GW  MWs  Pipeline of ~757MW including projects under construction, contract, or exclusivity (through July 2023)  ~462MW of projects in-service  ~58% of pipeline located in NJ  ~42% located outside of NJ  New In-Service in Fiscal 2023  ~75MW  Record in Any Given Fiscal Year (previously 60MW in 2020)

 Financial Review  Roberto Bel  SVP and Chief Financial Officer  8  8

 Fiscal 2023 YTD  Fiscal 2023 Q3  Review of Fiscal 2023 Q3 and YTD NFE Changes  ($ in Millions)  A reconciliation of these non-GAAP measures can be found in the Appendix  The sum of 3Q23 and YTD 2023 actual amounts may not equal to total due to rounding  Fiscal 3Q22 – Consolidated NFE ($ in millions)  $ (3.6)  NJNG  $ (1.8)  Utility Gross Margin1  $ 5.8   O&M  $ (6.7)  Depreciation & Amortization (D&A)  $ (1.9)  Interest expense, AFUDC, Income Tax  $ 1.0   Clean Energy Ventures  $ 12.4   Revenue  $ (0.6)  D&A and Interest Expense  $ (3.7)  Other  $ 16.7   Storage & Transportation  $ (1.2)  Revenue  $ 5.8   D&A and Interest Expense  $ (6.0)  AFUDC & Other  $ (1.0)  Energy Services  $ 3.4   Financial Margin1  $ 3.1   Interest Expense, Income Tax and Other  $ 0.3   Home Services and Other  $ 0.4   Fiscal 3Q23 – Consolidated NFE ($ in millions)2  $ 9.7   Fiscal 2022 YTD – Consolidated NFE ($ in millions)  $ 192.4   NJNG  $ (0.3)  Utility Gross Margin1  $ 28.3   O&M  $ (25.5)  Depreciation & Amortization (D&A)  $ (5.8)  Interest expense, AFUDC, Income Tax  $ 2.7   Clean Energy Ventures  $ 12.7   Revenue  $ 4.6   D&A and Interest Expense  $ (3.9)  Other  $ 12.0   Storage & Transportation  $ (0.1)  Revenue  $ 28.1   D&A and Interest Expense  $ (22.1)  AFUDC & Other  $ (6.1)  Energy Services  $ 29.6   Financial Margin1  $ 42.3   Interest Expense, Income Tax and Other  $ (12.7)  Home Services and Other  $ (2.1)  Fiscal 2023 YTD – Consolidated NFE ($ in millions)2  $ 232.3

 Capital Plan1   Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $545 - $633  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%

 FY2022A  FY2023E  FY2024E  Cash Flow from Operations  $324  $400  -  $420  $450  -  $490  Uses of Funds  Capital Expenditures1  $590  $491  -  $575  $489  -  $671  Dividends2  $128  $132  -  $137  $143  -  $148  Total Uses of Funds  $718  $623  -  $712  $632  -  $819  Financing Activities  Common Stock Proceeds – DRIP  $15  $57  -  $61  $17  -  $19  Debt Proceeds/Other  $379  $166  -  $231  $165  -  $310  Total Financing Activities  $394  $223  -  $292  $182  -  $329  Projected Cash Flows  ($ in Millions)  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)  Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate  Increased from $320 - $360 in last quarterly conference call)

 Investment Grade Profile  Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  NJR Adjusted FFO / Adjusted Debt1  NJNG  (Secured Rating)  NJR  (Unsecured Rating)  NAIC  NAIC-1.E  NAIC-2.A  Moody's  A1 (Stable)  Fitch  A+ (Stable)  Current Credit Ratings  Strong Credit Ratings Supported by Stable Cash Flows  Increased from   17-18% in last quarterly conference call)

 Alignment with New Jersey’s Clean Energy Policy Landscape   2019  The Energy Master Plan (EMP) established priorities for the use, management and development of energy in New Jersey  2023  EO 317 engages with stakeholders to develop plans that reduce emissions from the natural gas sector to levels that are consistent with achieving the State’s 50 percent reduction in greenhouse gas emissions  August 2 – 3, 2023  NJBPU Technical Conference discussing reduction of emissions in the Natural Gas sector  SAVEGREEN  Maximize energy efficiency and conservation   CEV expansion  Accelerate the use of renewable energy  H2 & RNG  Decarbonize New Jersey’s energy system  NJR Environmental Initiatives

 Key Takeaways: Fiscal 2023 Year-to-Date  Implementing Strategic Plan to Drive Continued Organic Growth Across Portfolio  Highest Long-Term Growth Rate Across   LDC Peer Group  7 – 9%   Reiterates   FY 2023 NFE Guidance  $2.62 - $2.72  Raised by $0.20 in Q1 2023  Defined Capital Plan   $1.1 - $1.4 Billion  Expected for Fiscal Years 2023 and 2024  Organic Growth Opportunities  Maximizing Value of Existing Assets

 16  Reconciliation of NFE and NFEPS to Net Income  17  Other Reconciliation of Non-GAAP Measures  18  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  19  Fiscal 2023 Third Quarter and YTD NFE by Business Unit  20  Clean Energy Ventures - SREC Hedging Strategy  21  Capital Plan Table  22  Dividend Growth: Committed to Building Shareholder Value  23  Debt Maturities  24  Total Expected Shareholder Return  25  Environmental, Social and Governance Efforts  26  Shareholder and Contact Information  Appendix:  Financial Statements and Additional Information  15

 Reconciliation of NFE and NFEPS to Net Income  ($ in 000s)  NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  (Unaudited)  Three Months Ended  June 30,  Nine Months Ended  June 30,  2023  2022  2023  2022  NEW JERSEY RESOURCES  A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:  Net income  $ 1,532   $ 13,053   $ 227,700   $ 220,400   Add:  Unrealized gain on derivative instruments and related transactions   (12,970)   (17,891)   (30,502)   (58,060)  Tax effect   3,083    4,253    7,250    13,809   Effects of economic hedging related to natural gas inventory   24,116    428    36,885    25,160   Tax effect   (5,731)   (102)   (8,766)   (5,979)  Gain on equity method investment   (100)   (4,021)   (300)   (4,021)  Tax effect   24    1,003    74    1,003   NFE tax adjustment   (284)   (274)   (77)   113   Net financial earnings (loss)  $ 9,670   $ (3,551)  $ 232,264   $ 192,425   Weighted Average Shares Outstanding  Basic   97,168    96,154    96,849    96,055   Diluted   97,886    96,620    97,538    96,527   A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:  Basic earnings per share  $ 0.02   $ 0.14   $ 2.35   $ 2.29   Add:  Unrealized gain on derivative instruments and related transactions   (0.14)   (0.19)   (0.31)   (0.60)  Tax effect   0.03    0.04    0.07    0.14   Effects of economic hedging related to natural gas inventory   0.25    —    0.38    0.26   Tax effect   (0.06)   —    (0.09)   (0.06)  Gain on equity method investment   —    (0.04)   —    (0.04)  Tax effect   —    0.01    —    0.01   Basic net financial earnings (loss) per share  $ 0.10   $ (0.04)  $ 2.40   $ 2.00

 Other Reconciliation of Non-GAAP Measures  ($ in 000s)  NJNG Utility Gross Margin  NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.  Energy Services Financial Margin  Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.   (Unaudited)  Three Months Ended  Nine Months Ended  June 30,  June 30,  2023  2022  2023  2022  A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:  Operating revenues  $ 145,308   $ 199,695   $ 903,892   $ 938,279   Less:  Natural gas purchases   44,669    102,624    388,134    442,441   Operating and maintenance (1)   31,436    25,034    88,441    64,924   Regulatory rider expense   6,120    8,360    47,525    55,941   Depreciation and amortization   25,825    23,951    76,034    70,188   Gross margin   37,258    39,726    303,758    304,785   Add:  Operating and maintenance (1)   31,436    25,034    88,441    64,924   Depreciation and amortization   25,825    23,951    76,034    70,188   Utility gross margin  $ 94,519   $ 88,711   $ 468,233   $ 439,897   A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:  Operating revenues  $ 70,172   $ 307,815   $ 588,684   $ 1,089,704   Less:  Natural Gas purchases   76,599    290,767    471,000    980,600   Operating and maintenance (1)   3,244    5,617    14,366    12,864   Depreciation and amortization   51    34    170    94   Gross margin   (9,722)   11,397    103,148    96,146   Add:  Operating and maintenance (1)   3,244    5,617    14,366    12,864   Depreciation and amortization   51    34    170    94   Unrealized gain on derivative instruments and related transactions   (13,601)   (16,470)   (39,692)   (61,671)  Effects of economic hedging related to natural gas inventory   24,116    428    36,885    25,160   Financial margin  $ 4,088   $ 1,006   $ 114,877   $ 72,593   (1) Excludes selling, general and administrative expenses

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations  $323.5   Add back  Components of working capital  $77.7   Cash paid for interest (net of amounts capitalized)  $84.4   Capitalized Interest  $6.1   SAVEGREEN loans, grants, rebates and related investments  $53.1   Operating cash flows from operating leases  $7.4   Adjusted FFO (Non-GAAP)  $552.2   Long-Term Debt (including current maturities)  $2,560.4   Short-Term Debt  $424.0   Exclude  Cash on Hand  ($1.1)  CEV Sale-Leaseback Debt  ($130.6)  Include  CEV Sale lease-back Contractual Commitments   $111.6   Debt Issuance Costs  $13.3   Operating Lease Debt estimate (8x lease expense)  $77.6   Adjusted Debt (Non-GAAP)  $3,055.2   Adjusted Debt, FY2022 (Millions)  Adjusted Funds from Operations, FY2022(Millions)

 Fiscal 2023 Q3 and YTD NFE by Business Unit  ($ in 000s)   (Thousands)  Three Months Ended June 30,  Nine Months Ended June 30,  2023  2022  Change  2023  2022  Change  New Jersey Natural Gas  $891  $2,648  $(1,757)  $156,252  $156,511  $(259)  Clean Energy Ventures  $7,267  $(5,098)  $12,365  $(5,694)  $(18,410)  $12,716  Storage and Transportation  $2,358  $3,526  $(1,168)  $11,051  $11,113  $(62)  Energy Services  $(1,604)  $(5,003)  $3,399  $72,054  $42,504  $29,550  Home Services and Other  $758  $376  $382  $(1,399)  $707  $(2,106)  Total  $9,670  $(3,551)  $13,221  $232,264  $192,425  $39,839  NFEPS  $0.10  $(0.04)  $0.14  $2.40  $2.00  $0.40

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of June 30, 2023  Percent Hedged  Average Price  Current Price (EY)  100%  $197  $214  89%  $190  $202  71%  $183  $188  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023  17%  $154  $176  94%  $203  $219  Based on Fiscal Year, as of June 30, 2023  Percent Hedged  Average Price  Current Price (FY)  97%  $195  $210  75%  $190  $197  63%  $182  $184  18%  $154  $169  100%  $204  $217  Over 97% hedged through   Fiscal Year 2024  63% hedged through   Fiscal Year 2026  Over 94% hedged through   Energy Year 2024  71% hedged through   Energy Year 2026

    1Q FY2023A  2Q FY2023A  3Q  FY2023A  YTD FY2023A  FY2022A  FY2023E  FY2024E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $13  $18  $20  $51  $54  $64   -  $68   $56   -  $60   Yes  Maintenance & Integrity  $27  $28  $33  $88  $104  $126  -  $129   $161  -  $176   Cost of Removal / Other  $9  $10  $13  $31  $42  $36   -  $40   $36   -  $40   Facilities  $9  $12  $7  $27  $7  $31  -  $34  $2  -  $4  IT  $14  $14  $16  $44  $42  $65   -  $69   $46   -  $50   IIP  $9  $9  $16  $34  $32  $32   -  $36   $26   -  $30   Yes  RNG & P2G  -  -  -  -  $1  $8   -  $12   $25   -  $28   SAVEGREEN  $11  $13  $16  $40  $53  $48   -  $52   $48   -  $52   Yes  $91  $104  $120  $315  $335  $410   -  $440   $400   -  $440   Clean Energy Ventures  Sunlight Advantage  $2  $3  $3  $8  $13  $9  -  $13  $10  -  $14  Commercial Solar  $42  $16  $7  $65  $132  $91   -  $137   $130   -  $266   $44  $19  $10  $73  $145  $100   -  $150   $140   -  $280   Storage and Transportation  Adelphia Gateway  $12  $3  $1  $16  $124  $12   -  $16  $2   -  $6  Leaf River  $1  $3  $2  $6  $18  $23   -  $27   $0   -  $2   $13  $6  $3  $21  $142  $35   -  $43  $2   -  $8   Total  $148  $129  $132  $409  $622  $545  -  $633  $542  -  $728  Capital Plan Table1,2  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  The sum of actual amounts may not equal due to rounding

 Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.56  FY 2023 Dividend   (up 7.6%)  7.3% DPS CAGR  Dividend History  Dividends per Share  7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share  Ex-Dividend Date  Record Date  Payable Date  Amount Per Share  06/13/2023  06/14/2023  07/03/2023  $0.39  03/14/2023  03/15/2023  04/03/2023  $0.39  12/13/2022  12/14/2022  01/03/2023  $0.39  09/23/2022  09/26/2022  10/03/2022  $0.391  06/14/2022  06/15/2022  07/01/2022  $0.3625  03/15/2022  03/16/2022  04/01/2022  $0.3625  12/14/2021  12/15/2021  01/03/2022  $0.3625  09/17/2021  09/20/2021  10/01/2021  $0.3625  06/15/2021  06/16/2021  07/01/2021  $0.3325  03/16/2021  03/17/2021  04/01/2021  $0.3325  12/15/2020  12/16/2020  01/04/2021  $0.3325  09/21/2020  09/22/2020  10/01/2020  $0.3325  06/15/2020  06/16/2020  07/01/2020  $0.3125  03/16/2020  03/17/2020  04/01/2020  $0.3125  12/18/2019  12/19/2019  01/02/2020  $0.3125  09/19/2019  09/20/2019  10/01/2019  $0.3125  Highlighted Rows Reflect Changes in Quarterly Cash Dividends

 Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  Term debt only (excludes short-term debt of $145.2 million, capital leases of $33.3 million and solar financing obligations of $283.4 million). Group by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt   Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt1 Maturity Schedule   as of June 30, 2023  No Refinancing Necessary

 Expect 7% - 9%  NFEPS Growth   Annualized dividend yield   of 3.6%1  Dividend growth in line with long-term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  Total Expected Shareholder Return  The Clean Energy Future Starts at NJR  Solid Long Term Growth Outlook  NJR is a Premier Energy Infrastructure Company  Delivering Value to Shareholders Through Growth and Income   Growing Dividend  Based on dividend per share of $1.56 and closing share price of $43.88 on August 1, 2023  TOTAL EXPECTED SHAREHOLDER RETURN: ~10 - 13%

 Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Established $20 million endowment fund for NJR’s charities to support continued community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 21% of NJR workforce belongs to one or more BRGs  During the third quarter, NJR received the Monmouth County Diversity Alliance's Excellence in Diversity Award and the New Jersey Business and Industry Association's NJR Diversity, Equity and Inclusion Award  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60% by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years through its Coastal Climate Initiative, which has expanded to a multi-faceted environmental stewardship program  Environmental  Continued progress on reporting and transparency as through publication of 14th consecutive sustainability report  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  NJR includes sustainability considerations in the performance metrics of our Commitment to Stakeholders. Actual results of these goals and metrics directly impact the compensation of corporate officers year-to-year and ensure accountability  Governance  In June 2023, more than 200 employees supported the Natural Resources Education Foundation in Waretown over two days of giving back. Our team refurbished the facilities and landscaping, restored the bird viewing area, and planted salt marsh grass in the tidal wetland restoration area. Our effort helped to support this nonprofit’s mission – to educate visitors about the unique environment of the Jersey Shore. In addition to our volunteer efforts, we were pleased to donate $50,000 through our Coastal Climate Initiative to further NREF’s ongoing salt marsh restoration efforts. Salt marshes are a natural way to remove carbon dioxide from the air and support coastal ecosystems and resilience. To learn more, visit njng.com/climate.  Coastal Climate Initiative in Action

 Contact Information  Adam Prior – Director, Investor Relations   732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Website: www.njresources.com  Investor Relations: LINK  Follow us:  Shareholder and Online Information  The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Stock Transfer Agent and Registrar